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                                                                   Exhibit 10.23
                                                                   -------------

              AMENDMENT NO. 1 TO INTERIM SOFTWARE LICENSE AGREEMENT

      This Amendment No.1 to Interim Software License Agreement (the "Amendment') is made and entered into effective as of July 1, 2001, by and among Concentra Health Services, Inc., a Nevada corporation ("CHS"), First Notice Systems, Inc., a Delaware corporation ("FNS"), and Em3 Corporation, a Nevada corporation, formerly known as DevCorp Systems, Inc. ("Em3").

                              W I T N E S S E T H:

      WHEREAS, CHS, FNS, and Em3 are parties to a certain Interim Software LicenseAgreement, dated September 28, 2000 (the "License Agreement"); and

      WHEREAS, CHS, FNS, and Em3 desire to make certain changes to the License Agreement, as set forth herein;

      NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, CHS, FNS, and Em3 hereby agree as follows:

      1. License Fee Amount and Payment. Section 4.1 of the License Agreement is
         ------------------------------
hereby amended to read in its entirety as follows: "As consideration for the Software license granted herein, Em3 agrees to pay to Concentra a license fee of Two Thousand Five Hundred and No/00 Dollars ($2,500.00) per month during the term of this Agreement (the "License Fee"). License Fee payments shall be due on the first day of each month during the term of this Agreement, and payments for any partial month shall be prorated."

      2. No Change. Except as expressly modified hereby, the License Agreement
         ---------
shall continue in effect unchanged. That certain June 1, 2001, letter from Em3 to Concentra Inc., providing notice of termination of the License Agreement, is hereby cancelled and rescinded.

      IN WITNESS WHEREOF, the parties have entered into this Amendment on and as of the date first set forth above.

EM3:                                            CHS:
----                                            ----

EM3 CORPORATION                                 CONCENTRA HEALTH SERVICES, INC.


By: /s/ James M. Greenwood                      By: /s/ Richard A. Parr II
   --------------------------------                -----------------------------
     James M. Greenwood                             Richard A. Parr II
     President                                      Executive Vice President


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FNS:
----

FIRST NOTICE SYSTEMS, INC.


By: /s/ Richard A. Parr II
  -------------------------------
    Richard A. Parr II
    Vice President


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